Summary of Significant Accounting Policies (Details Textual) - 12 months ended Dec. 31, 2017	USD ($)	HKD ($)
Summary of Significant Accounting Policies (Textual)
Property and equipment, description	The property and equipment are stated at cost less accumulated depreciation. The depreciation is computed on the straight-line method over the estimated useful lives of the assets.
U.S. Federal depository insurance coverage	$ 250,000
Government securities coverage		$ 500,000
Cost method investment, description	The Company carries its cost method investments at cost, recognized income as any dividend declared from distributions of the investee's earnings if any and only adjusts for other-than-temporary impairment and distributions of earnings as the Company's equity interest in the investee is less than 20%.
Revenue recognition arrangements	The Company does not charge prepayment penalties. Additionally, any previously accrued but uncollected interest is reversed and accrual is discontinued, when either (i) reasonable doubt exists as to the full, timely collection of interest or principal or (ii) when a loan becomes past due by more than 90 days.
Income tax, description	The Company adopts a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. Under the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation process, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement.